UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



         Date of report (Date of earliest event reported): May 20, 2004
                                                           ------------


                            THE BON-TON STORES, INC.
                  ---------------------------------------------
                 (Exact Name of Registrant Specified in Charter)


      Pennsylvania                   0-19517                    23-2835229
  ----------------------         --------------------          -------------
      (State or Other              (Commission File           (I.R.S. Employer
      Jurisdiction of                   Number)             Identification No.)
      Incorporation)


                2801 E. Market Street
                 York, Pennsylvania                              17402
      ----------------------------------------                 ----------
      (Address of Principal Executive Offices)                 (Zip Code)




        Registrants telephone number, including area code: (717) 757-7660
                                                           ---------------

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

         99.1 Press Release issued May 20, 2004 regarding financial results for the quarter ended May 1, 2004.


Item 12.  Results of Operations and Financial Condition.

         On May 20, 2004, The Bon-Ton Stores, Inc. issued a press release announcing its results of operations and financial condition for the fiscal quarter ended May 1, 2004. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            The Bon-Ton Stores, Inc.


                                            By: /s/ Keith E. Plowman
                                                --------------------------------
                                                Keith E. Plowman
                                                Senior Vice President, Finance
                                                and Principal Accounting Officer


Dated: May 20, 2004